LB SERIES FUND, INC.

                     Supplement to Prospectus Dated
                           January 30, 1998
               Relating to the Opportunity Growth Portfolio



At a meeting of the board of directors of LB Series Fund, Inc. (the "Fund") on March 5-6, 1998, the directors of the Fund unanimously approved a proposed new investment sub-advisory agreement between the Fund, Lutheran Brotherhood, and T. Rowe Price Associates, Inc. ("T. Rowe Price"). Under the proposed agreement T. Rowe Price would serve as investment sub-adviser for the Opportunity Growth Portfolio of the Fund (the "Portfolio"). The proposed sub-advisory agreement remains subject to approval by the Portfolio's shareholders. A special meeting of shareholders of the Portfolio has been scheduled for April 29, 1998 to consider and to vote upon the proposed sub-advisory agreement

March 20, 1998


           PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS



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